BLACKROCK VALUE OPPORTUNITIES FUND, INC.

(the “Fund”)

Supplement dated November 2, 2017 to the Summary Prospectus, the Prospectus and the Statement of

Additional Information of the Fund, each dated July 28, 2017, as amended and supplemented to date

The Board of Directors of the Fund (the “Fund Board”) approved certain changes to the Fund. In particular, the Fund Board approved a change in the name of the Fund to “BlackRock Advantage U.S. Total Market Fund, Inc.” and certain changes to the Fund’s investment objective, investment process and investment strategies. The Fund Board also approved contractual expense caps for each class of the Fund’s shares. The Fund is a feeder fund in a “master/feeder” structure and invests all of its assets in Master Value Opportunities LLC (the “Master LLC”). The Fund and the Master LLC currently have the same investment objective, process and strategies. The Board of Directors of the Master LLC (the “Master Board,” and together with the Fund Board, the “Boards”) approved a change in the name of the Master LLC to “Master Advantage U.S. Total Market LLC” and approved the same changes to the Master LLC’s investment objective, investment process and investment strategies as those approved by the Fund Board with respect to the Fund. In addition, fund management has determined to make certain changes to the portfolio management team and the benchmark indices against which the Fund and the Master LLC compare their performance.

The investment objective of each of the Fund and the Master LLC is currently a fundamental policy of the Fund and the Master LLC, respectively, which means that any change to the investment objective of the Fund and the Master LLC is subject to shareholder approval. The shareholders of each of the Fund and the Master LLC were asked to approve a change in the investment objective of the Fund and the Master LLC, as applicable, and to make the investment objective a non-fundamental policy of the Fund or the Master LLC, as applicable, that may be changed by the relevant Board without shareholder approval upon prior notice to shareholders (with respect to the Fund, “Proposal 2” and with respect to the Master LLC, “Proposal 3”). In addition, the shareholders of the Fund and the Master LLC were asked to approve making certain changes to the respective fundamental investment restrictions of the Fund (collectively, “Proposal 5”) and the Master LLC (collectively, “Proposal 6” and, together with Proposals 2, 3 and 5, the “Proposals”). Each Board also approved making certain changes to the non-fundamental investment restrictions of the Fund or the Master LLC, as applicable, which do not require shareholder approval.

On July 27, 2017, each Board adopted a policy (the “Policy”) whereby, contingent on shareholder approval of Proposal 2 or Proposal 3, as applicable, the Board agrees to not change the proposed investment objective of the Fund or the Master LLC, as applicable, or the Policy in the future without obtaining the “vote of a majority of the outstanding voting securities” of the Fund or the Master LLC, as defined in the Investment Company Act of 1940, as amended.

At a special meeting on October 30, 2017, shareholders of the Fund and the Master LLC approved the applicable Proposals. The name change, the changes to the investment objective and investment strategies, portfolio management team, benchmark index and fundamental and non-fundamental investment restrictions described above with respect to each of the Fund and the Master LLC and the addition of contractual expense caps to the Fund are expected to take effect on or about December 15, 2017.

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Shareholders should retain this Supplement for future reference.

ALLPRSAI-VO-1117SUP